UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2023 (March 7, 2023)

Carisma Therapeutics Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36296	26-2025616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3675 Market Street, Suite 200 Philadelphia, PA		19104
(Address of Principal Executive Offices)		( Zip Code)

Registrant’s telephone number, including area code: (267) 491-6422

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value	CARM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 (this “Amendment”) amends the Current Report on Form 8-K filed by Carisma Therapeutics Inc. (f/k/a Sesen Bio, Inc.) (the “Company”) with the Securities and Exchange Commission on March 8, 2023 (“the Original Report”), in which the Company reported, among other events, the closing of the Merger (as defined below) on March 7, 2023 (the “Closing Date”), pursuant to which, among other matters, Seahawk Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, merged with and into CTx Operations, Inc. (f/k/a CARISMA Therapeutics Inc.), a Delaware corporation (“Carisma”), with Carisma continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”).

In connection with the closing of the Merger, the Company changed its name from “Sesen Bio, Inc.” to “Carisma Therapeutics Inc.” Unless the context otherwise requires, the “Company” refers to the combined company following the Merger, together with its subsidiaries, “Sesen Bio” refers to the registrant prior to the closing of the Merger and “Carisma” refers to CTx Operations, Inc. (f/k/a CARISMA Therapeutics Inc.), together with its subsidiaries, prior to the Merger.

This Amendment includes (i) the audited consolidated financial statements of Carisma as of and for the years ended December 31, 2022 and 2021, (ii) Carisma’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2022 and 2021, and (iii) the unaudited pro forma condensed combined financial information of Sesen Bio and Carisma as of and for the year ended December 31, 2022.

This Amendment does not amend any other items of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On April 4, 2023, the Company announced Carisma’s financial results for the year ended December 31, 2022. The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.4 to this Amendment and is incorporated herein by reference.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Carisma as of and for the years ended December 31, 2022 and 2021 and the related notes thereto are filed herewith as Exhibit 99.4 and are incorporated herein by reference. Also filed herewith as Exhibit 99.5 and incorporated herein by reference is Carisma’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2022 and 2021.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Sesen Bio and Carisma as of and for the year ended December 31, 2022 and the related notes thereto are filed herewith as Exhibit 99.6 and are incorporated herein by reference.

(d)	Exhibits

Exhibit
Number	Description
23.1	Consent of KPMG LLP.
99.4	Audited consolidated financial statements of Carisma as of and for the years ended December 31, 2022 and 2021.
99.5	Carisma’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2022 and 2021.
99.6	Unaudited pro forma condensed combined financial information of Sesen Bio and Carisma as of and for the year ended December 31, 2022.
99.7	Press Release issued by Carisma Therapeutics Inc. on April 4, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARISMA THERAPEUTICS INC.

	By:	/s/ Steven Kelly
Date: April 4, 2023		Steven Kelly
President and Chief Executive Officer